                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          TO SECTION 13 OR 15(d) OF THE
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported)    February 1, 2005
                                                         -----------------------

       Securitisation Advisory Services Pty. Limited (ABN 88 064 133 946)
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             (Exact Name of Registrant as Specified in its Charter)

             Australian Capital Territory, Commonwealth of Australia
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                 (State or Other Jurisdiction of Incorporation)

          333-118765                                    Not Applicable
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

   Level 7, 48 Martin Place, Sydney, 2000 Australia              Not Applicable
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   (Address of Principal Executive Offices)                      (Zip Code)

                               (011) 612-9378-5293
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1 THROUGH 8 ARE NOT INCLUDED BECAUSE THEY ARE NOT APPLICABLE.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

          (a)  Financial Statements of Business Acquired.

               Not applicable

          (b)  Pro Forma Financial Information.

               Not applicable

          (c)  Exhibits.

EXHIBIT
  NO.       DOCUMENT DESCRIPTION
-------     --------------------

1.1         Underwriting Agreement, dated as of January 25, 2005, among
            Securitisation Advisory Services Pty Limited, Commonwealth Bank of
            Australia, Perpetual Trustee Company Limited, in its capacity as
            Trustee of the Trust, Deutsche Bank Securities Inc., Commonwealth
            Bank of Australia, Credit Suisse First Boston LLC and Barclays
            Capital Inc.

4.2         Series Supplement, dated January 21, 2005, among Commonwealth Bank of Australia as Servicer and Seller, Homepath Pty Limited as Seller,
            Securitisation Advisory Services Pty Limited as Manager and
            Perpetual Trustee Company Limited as Trustee.

4.3         Security Trust Deed, dated January 21, 2005, among P.T. Limited as
            Security Trustee, The Bank of New York, as Offered Note Trustee,
            Securitisation Advisory Services Pty Limited as Manager and
            Perpetual Trustee Company Limited as Trustee.

4.4         Note Trust Deed, dated January 21, 2005, among The Bank of New York, as Offered Note Trustee, Securitisation Advisory Services Pty
            Limited as Manager and Perpetual Trustee Company Limited as Issuer.

4.5         Agency Agreement, dated January 21, 2005, among Perpetual Trustee
            Company Limited as Issuer, Securitisation Advisory Services Pty
            Limited as Manager, The Bank of New York, as Offered Note Trustee,
            US Dollar Note Registrar, Principal Paying Agent and Agent Bank, The
            Bank of New York, London Branch as Euro Note Registrar and Paying
            Agent and AIB/BNY Fund Management (Ireland) Limited as Offered Note
            Irish Paying Agent.

10.1        Standby Redraw Facility Agreement, dated January 21, 2005, among
            Commonwealth Bank of Australia as Standby Redraw Facility Provider,
            Perpetual Trustee Company Limited as Trustee and Securitisation
            Advisory Services Pty Limited as Manager.

10.2        Liquidity Facility Agreement, dated January 21, 2005, among
            Commonwealth Bank of Australia as Liquidity Facility Provider,
            Perpetual Trustee Company Limited as Trustee and Securitisation
            Advisory Services Pty Limited as Manager.

10.3        First Amending Deed to Liquidity Facility Agreement, dated January
            25, 2005, among Commonwealth Bank of Australia as Liquidity Facility
            Provider, Perpetual Trustee Company Limited as Trustee and
            Securitisation Advisory Services Pty Limited as Manager.

10.4        Interest Rate Swap, dated January 21, 2005 among Commonwealth Bank of Australia as Party A, Perpetual Trustee Company Limited as Party
            B and Securitisation Advisory Services Pty Limited as Manager.

10.5        CBA Currency Swap, dated March 13, 2003 among Securitisation
            Advisory Services Pty Limited as Manager, Commonwealth Bank of
            Australia as Party A, and Perpetual Trustee Company Limited as Party
            B.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SECURITISATION ADVISORY
                                       SERVICES PTY. LIMITED
                                          (Registrant)

Dated: February 1, 2005                By: /s/ Nigel Pickford
                                          --------------------------------------
                                          Name:  Nigel Pickford
                                          Title: Authorised Officer

                                INDEX OF EXHIBITS

EXHIBIT
  NO.       DOCUMENT DESCRIPTION
-------     --------------------
1.1         Underwriting Agreement, dated as of January 25, 2005, among
            Securitisation Advisory Services Pty Limited, Commonwealth Bank of
            Australia, Perpetual Trustee Company Limited, in its capacity as
            Trustee of the Trust, Deutsche Bank Securities Inc., Commonwealth
            Bank of Australia, Credit Suisse First Boston LLC and Barclays
            Capital Inc.

4.2         Series Supplement, dated January 21, 2005, among Commonwealth Bank of Australia as Servicer and Seller, Homepath Pty Limited as Seller,
            Securitisation Advisory Services Pty Limited as Manager and
            Perpetual Trustee Company Limited as Trustee.

4.3         Security Trust Deed, dated January 21, 2005, among P.T. Limited as
            Security Trustee, The Bank of New York, as Offered Note Trustee,
            Securitisation Advisory Services Pty Limited as Manager and
            Perpetual Trustee Company Limited as Trustee.

4.4         Note Trust Deed, dated January 21, 2005, among The Bank of New York, as Offered Note Trustee, Securitisation Advisory Services Pty
            Limited as Manager and Perpetual Trustee Company Limited as Issuer.

4.5         Agency Agreement, dated January 21, 2005, among Perpetual Trustee
            Company Limited as Issuer, Securitisation Advisory Services Pty
            Limited as Manager, The Bank of New York, as Offered Note Trustee,
            US Dollar Note Registrar, Principal Paying Agent and Agent Bank, The
            Bank of New York, London Branch as Euro Note Registrar and Paying
            Agent and AIB/BNY Fund Management (Ireland) Limited as Offered Note
            Irish Paying Agent.

10.1        Standby Redraw Facility Agreement, dated January 21, 2005, among
            Commonwealth Bank of Australia as Standby Redraw Facility Provider,
            Perpetual Trustee Company Limited as Trustee and Securitisation
            Advisory Services Pty Limited as Manager.

10.2        Liquidity Facility Agreement, dated January 21, 2005, among
            Commonwealth Bank of Australia as Liquidity Facility Provider,
            Perpetual Trustee Company Limited as Trustee and Securitisation
            Advisory Services Pty Limited as Manager.

10.3        First Amending Deed to Liquidity Facility Agreement, dated January
            25, 2005, among Commonwealth Bank of Australia as Liquidity Facility
            Provider, Perpetual Trustee Company Limited as Trustee and
            Securitisation Advisory Services Pty Limited as Manager.

10.4        Interest Rate Swap, dated January 21, 2005 among Commonwealth Bank of Australia as Party A, Perpetual Trustee Company Limited as Party
            B and Securitisation Advisory Services Pty Limited as Manager.

10.5        CBA Currency Swap, dated March 13, 2003 among Securitisation
            Advisory Services Pty Limited as Manager, Commonwealth Bank of
            Australia as Party A, and Perpetual Trustee Company Limited as Party
            B.